AMENDMENT
                             TO
           SALE AND LEASEBACK FINANCING COMMITMENT

      THIS AMENDMENT made and entered into this 21st day of November, 1995, by and between AEI Fund Management, Inc., a Minnesota corporation, or its assigns ("AEI") and Renaissant Development Corporation ( "Seller" and "Lessee");

     WITNESSETH, that:

      WHEREAS, on the 21st day of April, 1995, the parties hereto executed a Sale and Leaseback Financing Commitment
("Commitment") for that certain property located at 6409  N.
Navarro Road, Victoria, TX (the "Parcel"); and

      WHEREAS, AEI, Seller and Lessee have agreed  to  amend
certain   terms   and  conditions  of  said  Commitment   as
hereinafter provided;

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

     1.   The purchaser and lessor, "AEI", is hereby amended
to:  "AEI  Real  Estate     Fund XVI Limited Partnership,  a
Minnesota limited partnership".

      2. Article D.1 is hereby amended in its entirety to read as follows:

     "An application and funding fee equal to one percent (1.0%) of the Seller/Lessee's reasonably Estimated Total Project Cost, as defined in Article E.1 hereof (the "Funding Fee") will be paid to AEI by Seller/Lessee. One-half (1/2) of the Funding Fee will be due and payable upon execution and delivery of this Commitment and shall be considered earned upon its delivery to AEI, and the balance of the Funding Fee shall be due and payable to AEI at closing. At Seller/Lessee's election, the entire Funding Fee may be included as a funded project cost and the first half will be reimbursed to Seller/Lessee at closing."

      EXCEPT AS SPECIFICALLY SET FORTH ABOVE all other terms and conditions of said Commitment shall remain unchanged and in full force and effect.


                         RENAISSANT DEVELOPMENT CORPORATION



                         By:  /s/ Anthony Alavrez
                              Anthony Alvarez
                              Its:  President


                         AEI FUND MANAGEMENT, INC.



                         By:  /s/ Robert P. Johnson
                              Robert P. Johnson
                              Its: President


                         AEI REAL ESTATE FUND XVI LIMITED
                         PARTNERSHIP
                         BY: AEI FUND MANAGEMENT XVI, INC.



                         BY:  /s/ Robert P. Johnson
                              Robert P. Johnson
                              Its: President